SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION OF THE LISTED FUND:

Deutsche Strategic High Yield Tax-Free Fund

Effective October 1, 2014, the following replaces similar information relating to the fund under the “PART II: APPENDIX II-C — FEE RATES OF SERVICE PROVIDERS” section of the fund’s Statement of Additional Information:

Fund Name	Management Fee Rate
Deutsche Strategic High Yield Tax-Free Fund	First $300 million 0.515% Next $200 million 0.465% Next $500 million 0.440% Next $1 billion 0.420% Thereafter 0.400%

Please Retain This Supplement for Future Reference

September 10, 2014
SAISTKR-174